                              CONSENT SOLICITATION

                          in respect of all outstanding

                   11 7/8% Senior Subordinated Notes Due 2008

                               CUSIP No. 008540AB2

                                       of

                              Agrilink Foods, Inc.

                              --------------------

                                 Pursuant to the
                Consent Solicitation Statement dated July 9, 2002

--------------------------------------------------------------------------------
THE CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JULY 22, 2002, UNLESS EXTENDED (THE "EXPIRATION DATE"). CONSENTS MAY BE REVOKED AT ANY TIME PRIOR TO THE CONSENT DATE (AS DEFINED BELOW), BUT NOT THEREAFTER, UNDER THE CIRCUMSTANCES DESCRIBED IN THE CONSENT SOLICITATION STATEMENT (AS DEFINED BELOW) AND THE LETTER OF CONSENT.
--------------------------------------------------------------------------------

                                               To the Tabulation Agent:
                                                   D.F. KING & CO.
               By Mail:                              By Facsimile:                            By Hand:
               --------                              ------------                             --------
            77 Water Street                         (212) 809-8839                         D.F. King & Co.
       New York, New York 10005                                                            77 Water Street
            Attn: Tom Long                       Confirm by Telephone:                New York, New York 10005
 (Delivery by Registered or Certified            --------------------                       Attn: Tom Long
           Mail Recommended)                        (800) 669-5550

                                                By Overnight Courier:
                                                ---------------------
                                                   D.F. King & Co.
                                                   77 Water Street
                                              New York, New York 10005
                                                   Attn: Tom Long


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF CONSENT VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF CONSENT SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF CONSENT IS COMPLETED.

-----------------------------------------------------------------------------------------
                              DESCRIPTION OF NOTES
-----------------------------------------------------------------------------------------
If you are not the Registered Holder (as defined in the Consent Solicitation
Statement) of your notes, then you must have the Registered Holder sign the form of proxy herein to authorize you to deliver consents with respect to such notes.
-----------------------------------------------------------------------------------------
             (1)                            (2)                             (3)
                                                                    Aggregate Principal
                                                                        Amount with
 Name(s) and Address(es) of                                           Respect to which
    Registered Holder(s)           Certificate Number(s)             Consents are Given
-----------------------------------------------------------------------------------------

                               ----------------------------------------------------------

                               ----------------------------------------------------------

                               ----------------------------------------------------------

                               ----------------------------------------------------------

                               ----------------------------------------------------------
                                                                    Total:
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------


     The undersigned acknowledges receipt of the Consent Solicitation Statement dated July 9, 2002, of Agrilink Foods, Inc., relating to the solicitation of consents by Agrilink, upon the terms and subject to the conditions set forth in the Consent Solicitation Statement and in this Letter of Consent and the instructions hereto (the "Letter of Consent"), of holders of its 11 7/8% Senior Notes due 2008 to amendments and waivers to certain provisions of the indenture in effect on the date hereof governing the notes related to consummation of the Recapitalization. Terms used herein that are not otherwise defined will have the meanings set forth in the Consent Solicitation Statement dated as of July 9, 2002 as it may be amended or supplemented.

     The Proposed Amendments and Requested Waivers shall become irrevocable when:

     (1) the Tabulation Agent receives properly completed and executed (and not revoked) Letters of Consent in respect of at least 75% in aggregate principal amount of the notes that are outstanding (such number of consents hereinafter referred to as the "Requisite Consents") on or prior to the Expiration Date;

     (2) Agrilink delivers the Requisite Consents to The Bank of New York, as trustee (the "Trustee"); and

     (3) Agrilink and the Trustee execute a supplemental indenture embodying the Proposed Amendments (the time at which the Proposed Amendments and the Requested Waivers become irrevocable, the "Consent Date").

Upon consummation of the Recapitalization (the "Operative Time") the supplemental indenture and Requested Waivers will become operative and Agrilink will pay or cause to be paid (at the time of or promptly following the consummation of the Recapitalization) to each holder who has delivered a properly completed and executed (and not revoked) Letter of Consent prior to the Expiration Date (collectively, the "Consenting Holders") $1.25 in cash (collectively, the "Consent Payments") for each $1,000 principal amount of notes for which such Letter of Consent has been delivered by such Consenting Holder. The Consent Payments will not be paid if:

     (1) the Requisite Consents are not received;

     (2) the Consent Solicitation is terminated for any reason; or

     (3) the Recapitalization is not consummated.

Consents may be revoked at any time up to, but will become irrevocable at, the Consent Date. Holders who do not deliver their Letters of Consent prior to the Expiration Date will not be entitled to receive Consent Payments, even though the Proposed Amendments and Requested Waivers, if they are approved and become effective, will be binding on them. Agrilink is seeking consents to all of the Proposed Amendments and Requested Waivers as a single proposal. Accordingly, a Letter of Consent purporting to consent to some, but not all, of the Proposed Amendments or to the Proposed Amendments but not the Requested Waivers (or vice versa) will not be valid.

     The term "Holder" shall mean (i) any persons (collectively, the "Registered Holders") in whose name notes were registered as of the close of business on July 8, 2002 (the "Record Date") or (ii) any other person who has been authorized by proxy or in any other manner acceptable to Agrilink to vote the applicable notes on behalf of such Registered Holder. For purposes of this Letter of Consent, the term Registered Holder shall be deemed to include The Deposit Trust Company ("DTC") participants listed as of the Record Date on the DTC securities position listing, and DTC has authorized such DTC participants to consent and to receive Consent Payments as if they were Registered Holders.

     By completing this Letter of Consent you expressly acknowledge and agree that:

     o you have been afforded a meaningful opportunity to request from Agrilink and to review, and have received, all additional information considered by you to be necessary to verify the accuracy of or to supplement the information contained herein;

     o you have not relied on the Solicitation Agent, the Information Agent, the Tabulation Agent or any person affiliated with any of them in connection with your investigation of the accuracy of the Consent Solicitation Statement or your decision to consent to the Proposed Amendments and the Requested Waivers; and

     o no person has been authorized to give information or to make any representation concerning Agrilink, the Recapitalization, any of the Proposed Amendments or the Requested Waivers other than as contained or incorporated by reference herein and, if given or made, such other representation should not be relied upon as having been authorized by us, the Solicitation Agent, the Information Agent or the Tabulation Agent.

     THE CONSENT SOLICITATION IS NOT BEING MADE TO, NOR WILL LETTERS OF CONSENT BE ACCEPTED FROM OR ON BEHALF OF, HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OF THE CONSENT SOLICITATION OR THE ACCEPTANCE OF SUCH LETTERS OF CONSENT WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

           PLEASE READ THIS ENTIRE LETTER OF CONSENT CAREFULLY BEFORE
                                  SIGNING BELOW

     Holders who wish to consent to the Proposed Amendments and Requested Waivers must complete the box above entitled "DESCRIPTION OF NOTES" and sign below. If the "Aggregate Principal Amount with Respect to which Consents are Given" in column (3) of the box above is left blank, the Holder delivering this Letter of Consent will be deemed to have given its consent as to all notes owned by such Holder.

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Consent Solicitation Statement and this Letter of Consent, the undersigned hereby consents to the Proposed Amendments and Requested Waivers in respect of the notes indicated above.

     The undersigned hereby appoints the Tabulation Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to such notes with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to deliver the consent contained herein to the Company and the Tabulation Agent. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     Registered Holders of notes as of the close of business on the Record Date will be entitled to notice of, and to consent to, the Proposed Amendments and Requested Waivers. The Consent Solicitation will expire at 5:00 p.m. on July 22, 2002. Consents may be revoked at any time up to, but will become irrevocable at, the Consent Date.

     Letters of Consent should be sent to D.F. King & Co., as Tabulation Agent, not to the Company, the Solicitation Agent or the Trustee. In no event should a Registered Holder tender or deliver any notes.

     Unless otherwise indicated under "SPECIAL PAYMENT INSTRUCTIONS" or "SPECIAL DELIVERY INSTRUCTIONS" below, the Tabulation Agent will deliver the Consent Payments to the undersigned at the address set forth below. See Instruction 4.

     The undersigned understands that delivery of consents pursuant to the procedures described under "The Proposed Amendments - How to Consent" in the Consent Solicitation Statement and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Consent Solicitation Statement and this Letter of Consent. All Letters of Consent that are properly completed, executed and delivered to the Tabulation Agent prior to the Expiration Date and not timely revoked will be given effect in accordance with the specifications thereof.

     By completing this Letter of Consent you expressly acknowledge and agree that:

     o you have been afforded a meaningful opportunity to request from Agrilink and to review, and have received, all additional information considered by you to be necessary to verify the accuracy of or to supplement the information contained herein;

     o you have not relied on the Solicitation Agent, the Information Agent, the Tabulation Agent or any person affiliated with any of them in connection with your investigation of the accuracy of the Consent Solicitation Statement or your decision to consent to the Proposed Amendments and the Requested Waivers; and

     o no person has been authorized to give information or to make any representation concerning Agrilink, the Recapitalization, any of the Proposed Amendments or the Requested Waivers other than as contained or incorporated by reference herein and, if given or made, such other representation should not be relied upon as having been authorized by us, the Solicitation Agent, the Information Agent or the Tabulation Agent.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF NOTES" ABOVE AND SIGNING THIS LETTER OF CONSENT, WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSED AMENDMENTS AND REQUESTED WAIVERS WITH RESPECT TO SUCH NOTES AND TO HAVE MADE CERTAIN REPRESENTATIONS AS DESCRIBED HEREIN AND IN THE CONSENT SOLICITATION STATEMENT. ONLY REGISTERED HOLDERS OF NOTES AND PERSONS AUTHORIZED TO SIGN BY REGISTERED HOLDERS AS EVIDENCED BY THE EXECUTED FORM OF PROXY APPEARING BELOW ARE ENTITLED TO CONSENT TO THE PROPOSED AMENDMENTS AND REQUESTED WAIVERS. IF THE UNDERSIGNED IS NOT THE REGISTERED HOLDER OF THE NOTES, THE UNDERSIGNED MUST HAVE THE REGISTERED HOLDER SIGN THE FORM OF PROXY APPEARING BELOW.

     This Letter of Consent must be executed by the Registered Holder(s) in exactly the same manner as the name(s) appear(s) on the notes, or by the person(s) authorized to sign by the Registered Holder(s) as evidenced by the executed form of proxy appearing below. If notes to which this Letter of Consent relates are held by two or more joint holders, all such holders must sign this Letter of Consent. If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other Holder acting in a fiduciary or representative capacity, such person should so indicate when signing and submit written evidence satisfactory to Agrilink and the Trustee of such person's authority so to act. See Instruction 3.

--------------------------------------------------------------------------------

          TO CONSENT TO THE PROPOSED AMENDMENTS AND REQUESTED WAIVERS,
                               PLEASE SIGN BELOW
                          (See Instructions 1, 2 and 3)

X
  -----------------------------------------------------------------------------
X
  -----------------------------------------------------------------------------
      Signature(s) of Holder(s)                                    Date

                     PLEASE TYPE OR PRINT INFORMATION BELOW

Name(s):
          ---------------------------------------------------------------------
Capacity:
          ---------------------------------------------------------------------
Address
          ---------------------------------------------------------------------
                              (Including Zip Code)

Area Code and
Telephone Number:
                 --------------------------------------------------------------

                               SIGNATURE GUARANTEE
                          (If required by Instruction)

Signature(s) Guaranteed
by an Eligible Institution:
                           ----------------------------------------------------
                                           (Authorized Signature)

                           ----------------------------------------------------
                                                  (Title)

                           ----------------------------------------------------
                                       (Name of Eligible Institution)

Dated:
      -------------------------------------------------------------------------

--------------------------------------------------------------------------------

             FORM OF PROXY WITH RESPECT TO THE CONSENT SOLICITATION

     The undersigned hereby irrevocably appoints _____________________________ as attorney-in-fact and proxy of the undersigned, with the full power of substitution, to execute and deliver the Letter of Consent on which this form of proxy is set forth with respect to the notes in accordance with the terms of the Consent Solicitation, with all of the power the undersigned would possess if consenting personally. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST AND SHALL EXPIRE AT THE OPERATIVE TIME. The aggregate principal amount and serial numbers of notes as to which this Proxy is given are set forth below.


--------------------------------------------------------------------------------
   Aggregate Principal Amount of Note(s)              Certificate Number(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           IMPORTANT--READ CAREFULLY

--------------------------------------------------------------------------------

This proxy must be executed by the Registered Holder(s) of the notes in exactly the same manner as the name(s) appear(s) on the notes. If notes to which this proxy relates are held by two or more joint holders, all such holders must sign this proxy. If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other Holder acting in a fiduciary or representative capacity, such person should so indicate when signing and submit written evidence satisfactory to Agrilink and the Trustee of such person's authority so to act. See Instruction 3. TO AUTHORIZE A PROXY, PLEASE
                                   SIGN BELOW
                           (See Instructions 1 and 3)

X
  -----------------------------------------------------------------------------
X
  -----------------------------------------------------------------------------
      Signature(s) of Registered Holder(s)                       Date

                     PLEASE TYPE OR PRINT INFORMATION BELOW

Name(s):
          ---------------------------------------------------------------------
Capacity:
          ---------------------------------------------------------------------
Address
          ---------------------------------------------------------------------
                              (Including Zip Code)

Area Code and
Telephone Number:
                 --------------------------------------------------------------

                               SIGNATURE GUARANTEE
                         (If required by Instruction 3)

Signature(s) Guaranteed
by an Eligible Institution:
                           ----------------------------------------------------
                                           (Authorized Signature)

                           ----------------------------------------------------
                                                  (Title)

                           ----------------------------------------------------
                                       (Name of Eligible Institution)
Dated:
      -------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                           (See Instructions 3 and 4)

To be completed ONLY if checks for the Consent Payment are to be issued in the name of someone other than the person who submits this Letter of Consent.

Issue to:

Name
    ---------------------------------------------------------------------------
                                 (Please print)

Address
       ------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               (Include Zip Code)

(Social Security Number or Employer Identification Number) A correct taxpayer identification number must also be provided on the Substitute Form W-9 included herein.

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 3 and 4)

To be completed ONLY if checks for the Consent Payment are to be sent to someone other than the person who submits this Letter of Consent or to an address other than that shown in the box entitled "DESCRIPTION OF NOTES" above in this Letter of Consent.

Mail to:

Name
    ---------------------------------------------------------------------------
                                 (Please print)

Address
       ------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------

                                  INSTRUCTIONS
      FORMING PART OF THE TERMS AND CONDITIONS OF THE CONSENT SOLICITATION

1. Delivery of Letter of Consent. A properly completed Letter of Consent, including a valid and unrevoked consent, or a facsimile thereof, duly executed by the Holder with any required signature guarantee(s), and any other documents required by this Letter of Consent, must be received by the Tabulation Agent at its address set forth herein on or prior to the Expiration Date.

     The method of delivery of this Letter of Consent and any other required documents is at the election and risk of the consenting Holder, and except as otherwise provided below, the delivery will be deemed made when actually received by the Tabulation Agent. If such delivery is by mail, it is recommended that Holders use registered mail, properly insured, with return receipt requested. In all cases, sufficient time should be allowed to assure timely delivery. No documents should be sent to Agrilink, the Solicitation Agent or the Trustee.

     If the person signing this Letter of Consent is not the Registered Holder of the notes with respect to which a consent is being delivered, then such person must obtain from the Registered Holder and submit to the Tabulation Agent the form of proxy appearing above or any other proxy acceptable to Agrilink, the Trustee and the Tabulation Agent.

     All questions as to the validity, form, eligibility (including time of receipt) and acceptance of the Letters of Consent will be determined by Agrilink in its sole discretion, which determination will be final and binding. Agrilink reserves the right to reject any and all consents not validly given or any Letters of Consent Agrilink's acceptance of which would, in the opinion of Agrilink or its counsel, be unlawful. Agrilink also reserves the right to waive any defects or irregularities or conditions of the Consent Solicitation. The interpretation of the terms and conditions of the Consent Solicitation (including this Letter of Consent and the instructions hereto) by Agrilink shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with deliveries of Letters of Consent must be cured within such time as Agrilink shall determine. None of Agrilink, the Solicitation Agent, the Tabulation Agent or any other person shall be under any duty to give notification of defects or irregularities with respect to deliveries of Letters of Consent, nor shall any of them incur any liability for failure to give such notification.

2. Consent to Proposed Amendments and Requested Waivers; Revocation of Consents. This Letter of Consent and the Consent Solicitation Statement are being sent to all persons who were Registered Holders at the close of business on the Record Date, and to all persons known to Agrilink to be beneficial owners of notes on the Record Date. Only Holders will be eligible to consent to the Proposed Amendments and Requested Waivers and be entitled to receive Consent Payments.

     A beneficial owner of notes who is not the Registered Holder of such notes on the Record Date (e.g., a beneficial holder whose notes are registered in the name of a nominee such as a brokerage firm) must (i) arrange for the Registered Holder to execute a consent and deliver it either to the Tabulation Agent on such beneficial owner's behalf or to such beneficial owner for forwarding to the Tabulation Agent by such beneficial owner or (ii) obtain a duly executed proxy from the Registered Holder authorizing the beneficial holder to execute and deliver to the Tabulation Agent a consent with respect to the notes on behalf of such Registered Holder. A form of proxy that may be used for such purpose is included in this Letter of Consent.

     The Consent Solicitation will expire at 5:00 p.m., New York City time on July 22, 2002, unless extended. Consents may be revoked at any time up to, but will become irrevocable at, the Consent Date, which will not be prior to the Expiration Date.

     Consents should be sent to D.F. King & Co., as Tabulation Agent, not to Agrilink, the Solicitation Agent or the Trustee. In no event should a Registered Holder tender or deliver any notes.

     If the Tabulation Agent receives the Requisite Consents on the Expiration Date, then Agrilink intends to deliver the Requisite Consents to the Trustee and Agrilink and the Trustee will execute the supplemental indenture. If

Agrilink and the Trustee execute the supplemental indenture and the Recapitalization is consummated, the Proposed Amendments and Requested Waivers will be binding upon all Holders, whether or not such Holders have given their consent.

     All properly completed and executed Letters of Consent received by the Tabulation Agent on or prior to the Expiration Date will be counted, notwithstanding any transfer of notes to which such Letters of Consent relate, unless the Tabulation Agent receives from a Holder a written notice of revocation or a changed Letter of Consent bearing a date later than the date of the prior Letter of Consent at any time prior to the Consent Date. A party to whom notes are transferred subsequent to the Record Date must receive a duly executed proxy from the transferor if such transferee is to have revocation rights.

     To be effective, a notice of revocation must be in writing, must indicate the certificate number or numbers of the notes to which it relates and the aggregate principal amount represented by such notes and must (a) be signed in the same manner as the original Letter of Consent or (b) be accompanied by a proxy or other authorization (in form satisfactory to Agrilink). Revocations of consents must be sent to the Tabulation Agent at its address set forth above. If a revocation is signed by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must so indicate when signing and must submit with the revocation appropriate written evidence of authority to execute the revocation. A revocation of the consent shall be effective only as to the notes listed on the revocation and only if such revocation complies with the provisions of the Consent Solicitation. A beneficial owner of notes who is not the Registered Holder of such notes must (i) arrange with the Registered Holder to execute and deliver either to the Tabulation Agent on such beneficial owner's behalf, or to such beneficial owner for forwarding to the Tabulation Agent by such beneficial owner, a revocation of any consent already given with respect to such notes, or (ii) obtain a duly executed proxy from the Registered Holder authorizing such beneficial holder to act on behalf of the Registered Holder as to such consent. See Instruction 3.

     A revocation of a consent may only be rescinded by the execution and delivery of a new Letter of Consent. A Holder who has delivered a revocation may thereafter deliver a new Letter of Consent at any time prior to the Expiration Date.

     All questions as to the validity (including time of receipt) of any revocation will be determined by Agrilink, whose determination will be final and binding on all parties. None of Agrilink, the Solicitation Agent, the Tabulation Agent nor any other person will be under any duty to give any notification of any defects or irregularities in any revocation, nor shall any of them incur any liability for failure to give any such notification.

3. Signatures on this Letter of Consent and Endorsements; Guarantee of Signature. All signatures on this Letter of Consent or a notice of revocation, as the case may be, must be guaranteed by an Eligible Institution (as defined below) unless such consent or revocation of consent is delivered (i) by a Registered Holder of notes who has not completed the box entitled "SPECIAL PAYMENT INSTRUCTIONS" or "SPECIAL DELIVERY INSTRUCTIONS" in this Letter of Consent or (ii) for the account of an Eligible Institution. Consents by the Registered Holder(s) should be executed in exactly the same manner as the name(s) appear(s) on the notes. If notes to which this Letter of Consent relates are held by two or more joint holders, all such holders must execute this Letter of Consent. If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other Holder acting in a fiduciary or representative capacity, such person should so indicate when signing and submit evidence satisfactory to the Company of such person's authority so to act. If notes are registered in different names, separate Letters of Consent must be executed covering each form of registration. Beneficial owners of notes that are registered in the name of a broker, dealer, commercial bank, trust company or other nominee who wish to consent must contact such Registered Holder promptly and instruct such Registered Holder to deliver a Letter of Consent in respect of such notes. Except in the case of DTC participants, if a Letter of Consent is executed by a person other than the Registered Holder, then it must be accompanied by a form of the proxy included herein duly executed by the Registered Holder, with the signature guaranteed by a firm which (i) is a member of a registered national securities exchange or member of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office in the United States and (ii) is a participant in an authorized signature guarantee program (each of which firms is referred to herein as an "Eligible Institution") confirming the right of the signatory to execute the Letter of Consent on behalf of the Registered Holder.

4. Special Payment and Delivery Instructions. Consenting Holders should indicate, in the applicable box, the name and address to which the Consent Payment is to be issued or sent, if different from the name and address of the person submitting this Letter of Consent. In the case of issuance or payment in a different name, the tax identification number of the person named must also be indicated and a Substitute Form W-9 (or, with respect to certain non-U.S. persons, the applicable Form W-8) for such recipient must be completed. See Instruction 5. If no such instructions are given, the Consent Payment will be sent to the name and address of the person signing this Letter of Consent.

5. Substitute Form W-9. The consenting Holder (other than certain non-U.S. persons submitting to the Paying Agent the applicable Form W-8) is required to provide the Paying Agent (as payor) with his or her correct taxpayer identification number ("TIN") on the Substitute Form W-9 included in this Letter of Consent. In the case of a Consenting Holder who has completed the box entitled "SPECIAL PAYMENT INSTRUCTIONS" above, however, the correct TIN on the Substitute Form W-9 should be provided for the recipient of the Consent Payment delivered pursuant to such instructions. Failure to provide the information on the Form will cause the Paying Agent to withhold 30% of any payments made to the Consenting Holder or such recipient, as the case may be, until such information is received. See "IMPORTANT TAX INFORMATION" below.

6. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the giving of this consent. If, however, payment of the Consent Payment is to be delivered to or issued in the name of any person other than the Registered Holder of the notes, or if a transfer tax is imposed for any reason other than the delivery of consents pursuant to the Consent Solicitation, then the amount of any such transfer tax (whether imposed on the Registered Holder or any other person) will be payable by the Consenting Holder. If satisfactory evidence of payment of such tax or exemption therefrom is not submitted, then the amount of such transfer tax will be deducted from the Consent Payment otherwise payable to such Consenting Holder. Any remaining amount will be billed directly to such Consenting Holder.

7. Expiration Date; Extensions; Amendment

     The Expiration Date is 5:00 p.m., New York City time, on July 22, 2002, unless Agrilink, in its sole discretion, extends the period during which the Consent Solicitation is open, in which case the Expiration Date will be the latest date and time to which the Consent Solicitation is extended. Agrilink reserves the right to extend the Consent Solicitation at any time and from time to time, whether or not the Requisite Consents have been received, by giving oral or written notice to the Information Agent no later than 9:00 a.m., New York City time, on the next business day after the previously announced Expiration Date. Any such extension will be followed as promptly as practicable by notice of extension by press release or other public announcement (or by written notice to the Holders). An announcement or notice may state that Agrilink is extending the Consent Solicitation for a specified period of time or on a daily basis until 5:00 p.m., New York City time, on the date on which the Requisite Consents have been received.

     If the Consent Solicitation is amended in a manner determined by Agrilink to be materially adverse to the Holders, Agrilink will promptly disclose such amendment in a written notice delivered to each Registered Holder of the notes and any persons known to Agrilink to be beneficial owners of the notes on the Record Date, and Agrilink will extend the Consent Solicitation for a period deemed by Agrilink to be adequate to permit such Holders to deliver or revoke their consents.

     Notwithstanding anything to the contrary set forth in this Letter of Consent or the Consent Solicitation Statement, Agrilink reserves the right, at any time prior to the Consent Date, to extend, amend or terminate the Consent Solicitation.

8. Requests for Assistance or Additional Copies. Questions with respect to the terms of the Consent Solicitation or relating to the procedure for consenting, as well as requests for additional copies of the Consent Solicitation Statement and this Letter of Consent, should be directed to the Solicitation Agent or the Information Agent.

                            IMPORTANT TAX INFORMATION

General Information

     Under U.S. federal income tax law, payments that are made to a Holder with respect to his or her consent may be subject to backup withholding. A Registered Holder (other than certain non-U.S. Holders as described below) whose consent is accepted is required by law to provide the Tabulation Agent with is or her correct TIN on Substitute Form W-9 below in order to avoid backup withholding. If such Registered Holder is an individual, the TIN is his or her social security number. In addition, if the correct TIN is not provided, the Registered Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "Service").

     Exempt Holders (including, among others, all corporations and certain non-U.S. Holders) are not subject to these backup withholding and reporting requirements. In order for a non-U.S. individual to qualify as an exempt recipient, that Holder must submit an applicable Form W-8 signed under penalties of perjury, attesting to that Holder's status. The applicable Form W-8 may be obtained from the Tabulation Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for additional instructions.

     If backup withholding applies, the Tabulation Agent is required to withhold 30% of any such payments made to the Holder. Backup withholding is not an additional tax. Rather, the tax withheld pursuant to the backup withholding rules will be available as a credit against such person's overall tax liability. If withholding results in an overpayment of taxes, a refund may be obtained from the Service.

     Non-U.S. Holders may be subject to withholding, even if such Holders are not subject to backup withholding, as described in the Consent Solicitation Statement under "Certain U.S. Federal Income Tax Consequences - Holders who are Non-U.S. Persons."

What Number to Give the Tabulation Agent

     The Registered Holder is required to give the Tabulation Agent his or her TIN (e.g., social security number or employer identification number). If the notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed Guidelines to determine which number to report.

                       PAYOR'S NAME: THE BANK OF NEW YORK

--------------------------------------------------------------------------------
SUBSTITUTE

Form W-9
Department of the
Treasury
Internal Revenue Service

Payor's Request for Taxpayer
Identification Number ("TIN")

Name:

-------------------------------------------------------------------------------
Please check the appropriate box:
[ ] Individual/Sole Proprietor   [ ] Corporation    [ ] Partnership   [ ] Other

Part 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT      Social security number or
RIGHT AND CERTIFY BY SIGNING AND DATING          Employer identification number
BELOW.                                           ------------------------------
-------------------------------------------------------------------------------

Part 2--Certification--Under Penalties of Perjury,
I certify that :

(1)  the number shown on this form is my correct Taxpayer
     Identification Number (or I am waiting for a number to be issued to me) and

(2)  I am not subject to backup withholding either because          Part 3--
     (a) I am exempt from backup withholding, or (b) I have     Awaiting TIN [ ]
     not been notified by the Internal Revenue Service
     ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)  I am a U.S. person.

-------------------------------------------------------------------------------

Certification Instructions--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE_____________________________________ DATE____________ , 2002

NAME__________________________________________________________________

ADDRESS_______________________________________________________________

CITY____________________ STATE________________ ZIP CODE_______________


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 30% OF ANY CONSENT PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE
      FORM W-9.

--------------------------------------------------------------------------------

          CERTIFICATE OF PERSON AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 30% of all reportable payments made to me thereafter will be withheld until I provide a number.

                                                                          , 2002
----------------------------------     -----------------------------------
             Signature                                  Date

--------------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer.--Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

---------------------------------------------------------------------
For this type of account:             Give the social security
                                      number of___
---------------------------------------------------------------------
1.   Individual                       The Individual

2.   Two or more individuals (joint   The actual owner of the
     account)                         account or, if combined
                                      funds, the first individual
                                      on the account(1)

3.   Custodian account of a minor     The minor(2)
     (Uniform Gift to Minors Act)

4.   a. The usual revocable           The grantor-trustee(1)
        savings trust account
        (grantor is also trustee)

     b. So-called trust account       The actual owner(1)
        that is not a legal or
        valid trust under state law

5.   Sole proprietorship              The owner(3)
---------------------------------------------------------------------
For this type of account:             Give the employer
                                      identification number of___
---------------------------------------------------------------------
6.   Sole proprietorship              The owner(3)

7.   A valid trust, estate, or        The legal entity(4)
     pension trust

8.   Corporate                        The corporation

9.   Association, club, religious,    The organization
     charitable, educational, or
     other tax-exempt organization

10.  Partnership                      The partnership

11.  A broker or registered nominee   The broker or nominee

12.  Account with the Department of   The public entity
     Agriculture in the name of a
     public entity (such as a state
     or local government, school
     district, or prison) that
     receives agricultural program
     payments

---------------------------------------------------------------------
1. List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

2. Circle the minor's name and furnish the minor's social security number.

3. You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number of your employer identification number (if you have one).

4. List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

---------------------------------------------------------------------
Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

Payees that may be exempt from backup withholding include:

o  A corporation.

o  A financial institution.

o A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

o  A real estate investment trust.

o  A common trust fund operated by a bank under Section 584(a).

o An entity registered at all times during the tax year under the Investment Company Act of 1940.

o A middleman known in the investment community as a nominee or custodian.

o A futures commission merchant registered with the Commodity Futures Trading Commission.

o  A foreign central bank of issue.

o  A trust exempt from tax under Section 664 or described in Section
   4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

o  Payments to nonresident aliens subject to withholding under Section
   1441.

o Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

o  Payments of patronage dividends not paid in money.

o  Payments made by certain foreign organizations.

o  Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

o  Payments of interest on obligations issued by individuals. Note:
   You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

o Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

o  Payments described in Section 6049(b)(5) to nonresident aliens.

o  Payments on tax-free covenant bonds under Section 1451.

o  Payments made by certain foreign organizations.

o  Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

Privacy Act Notice--Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold up to 30% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. --If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information. --Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

              FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
              CONSULTANT OR THE INTERNAL REVENUE SERVICE

Payees Exempt from Backup Withholding

Payees specifically exempted from withholding include:

o An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section
   403(b)(7), if the account satisfies the requirements of Section
   401(f)(2).

o The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or instrumentality of any one or more of the foregoing.

o An international organization or any agency or instrumentality thereof.

o A foreign government and any political subdivision, agency or instrumentality thereof.




                                       15